UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2012 (June 19, 2012)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street
Suite 1800
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  Changes in Control of Registrant

(a)   On June 19, 2012, Sanchez Energy Partners I, LP (“SEP I”) distributed substantially all of the 22,090,909 shares of the common stock, par value $0.01 per share (the “Common Stock”), of Sanchez Energy Corporation (the “Company”) that SEP I owned to the partners of SEP I (the “Distribution”).  The 21,839,706 shares of Common Stock distributed to SEP I’s partners constitute 65.20% of the issued and outstanding shares of Common Stock as of June 19, 2012.  The Distribution was a return on SEP I’s partners’ capital contributions to SEP I, thus no consideration was paid to SEP I for the shares of Common Stock distributed.  There are no arrangements or understandings among SEP I and its partners and their associates with respect to election of the Company’s directors or other matters related to the Company.

(b) There are no arrangements known to the Company, including any pledge by any person of securities of the Company or any of the Company’s parents, the operation of which may at a subsequent date result in a change in control of the Company.

Item 8.01.  Other Events

The information provided under Item 5.01 of this Current Report on Form 8-K is incorporated in this Item 8.01 by reference.  As a result of the Distribution, the Company is no longer a “controlled company” for purposes of the exemptions from the New York Stock Exchange (“NYSE”) corporate governance standards.  Consequently, the Company has formed nominating and corporate governance and compensation committees and appointed two independent directors, Gilbert A. Garcia and Greg Colvin, to both committees, as well as the Company’s Chairman of the Board of Directors (the “Board”) and Chief Executive Officer to the nominating and corporate governance committee.  Greg Colvin will serve as Chairman of both committees.  Under the NYSE corporate governance standards, the nominating and corporate governance committee must be composed of all independent directors within one year after the date that the Company ceased to be a controlled company.

Furthermore, the Company’s ceasing to be a controlled company has caused certain provisions set forth in the Company’s certificate of incorporation to take effect.  Such provisions concern:

•                  Election of Directors.  The Company’s directors will no longer be elected annually. Instead, the Board is now classified into three classes of directors.  The Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) authorizes the Board to assign members of the Board, other than those directors who may be elected by holders of any preferred stock that may be outstanding, to the three classes.  The term of office for directors assigned to Class I will expire on the date of the Company’s 2013 annual meeting of stockholders, the term of office for directors assigned to Class II will expire on the date of the Company’s 2014 annual meeting of stockholders and the term of office for directors assigned to Class III will expire on the date of the Company’s 2015 annual meeting of stockholders, with each director to hold office until his or her successor has been duly elected and qualified, subject, in each case, to such director’s earlier death, resignation, retirement, disqualification or removal.  The Board has assigned Gilbert A. Garcia to Class I, Greg Colvin to Class II and Antonio R. Sanchez, III to Class III.

•                  Removal of Directors. The Company’s directors now may only be removed for cause and with the affirmative vote of stockholders holding at least 75% of the Company’s outstanding shares then entitled to vote generally in the election of directors, voting together as a single class.

•                  Written Consent of Stockholders. Prior to the Distribution, stockholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take any action required or permitted to be taken at any annual or special meeting of stockholders at which all shares entitled to vote thereon were present and voted could take such action by written consent in lieu of a stockholders meeting.  Now, unless approved by the Board in advance of taking such action or as otherwise expressly provided by the terms of any preferred stock that may be outstanding, any such action can be taken only upon a vote of stockholders at an annual or special meeting of stockholders duly noticed and called in accordance with the Company’s bylaws and Delaware law.

•                  Special Meetings. Stockholders holding at least a majority of the Company’s outstanding shares then entitled to vote generally in the election of directors now no longer have the power to call a special meeting of stockholders. Instead, unless otherwise required by law or the terms of any preferred stock that may be outstanding, only the Company’s Chairman of the Board, Chief Executive Officer or President or the Board, pursuant to a resolution adopted by the Board, may call a special meeting of stockholders.

•                  Amendment of Certificate of Incorporation. Stockholders holding at least a majority of the Company’s outstanding shares then entitled to vote generally in the election of directors, in addition to any other vote required by law or the Certificate of Incorporation, formerly had the power to amend the Certificate of Incorporation.  Now, the affirmative vote of stockholders holding at least 75% of the Company’s outstanding shares then entitled to vote generally in the election of directors, voting together as a single class, is required to amend the Certificate of Incorporation in a manner inconsistent with certain specified provisions, which include, but are not limited to, the provisions described above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 — that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address the Company’s expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to the Company’s other filings with the Securities and Exchange Commission. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K, other than as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: June 22, 2012	By:	/s/ Michael G. Long
Michael G. Long
Senior Vice President and
Chief Financial Officer